                              SEMIANNUAL REPORT   JULY 31, 2001

Prudential
20/20 Focus Fund

FUND TYPE Large capitalization stock


OBJECTIVE Long-term growth of capital

Build on the Rock

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential 20/20 Focus Fund's investment manager usually invests in stocks selected for their strong potential for long-term capital growth. The value portfolio is focused on out-of-favor companies that its managers believe will experience a dynamic earnings cycle over the next 12 to 18 months, as well as companies that display good growth characteristics but are, in the managers' view, mispriced by the market. The growth portfolio concentrates on stocks of established companies that its managers believe will have strong absolute and relative earnings growth. Each portfolio can invest in up to 20 stocks. There can be no assurance that the Fund's investment objective will be achieved.

Portfolio Composition

    Sectors expressed as a percentage of
net assets as of 7/31/01

        18.3%    Finance
        13.4     Basic Materials
        11.7     Technology
        10.6     Energy
        10.3     Consumer Cyclicals
        10.0     Healthcare
         7.3     Consumer Staples
         6.6     Capital Goods
         5.9     Communication Services
         5.9     Cash & Equivalents


Top Five Value Holdings

    Expressed as a percentage of
net assets as of 7/31/01

    4.7%    Conoco, Inc. (Class A)
            Oil Services
    4.4     XL Capital Ltd. (Class A)
            Insurance
    3.9     FleetBoston Financial Corp.
            Banks & Financial Services
    3.6     Temple-Inland, Inc.
            Forest & Paper Products
    3.1     Boise Cascade Corp.
            Forest & Paper Products

Top Five Growth Holdings

    Expressed as a percentage of
net assets as of 7/31/01

    3.0%    Household International, Inc.
            Banks & Financial Services
    2.9     Home Depot, Inc.
            Retail
    2.8     Viacom, Inc. (Class B)
            Media
    2.7     Citigroup, Inc.
            Banks & Financial Services
    2.5     Microsoft Corp.
            Computer Software & Services

Holdings are subject to change.

                                www.prudential.com      (800) 225-1852

Performance at a Glance

Cumulative Total Returns1    As of 7/31/01

                                            Six     One       Since
                                          Months    Year    Inception2
    Class A                               -5.42%    -2.28%    34.30%
    Class B                               -5.71     -2.99     31.10
    Class C                               -5.71     -2.99     31.10
    Class Z                               -5.31     -2.01     35.21
    Lipper Multi-Cap Core Funds Avg.3    -10.63    -12.56     15.93
    Lipper Large-Cap Core Fund Avg.3     -11.67    -15.24      7.86

Average Annual Total Returns1    As of 6/30/01

                         One       Since
                         Year    Inception2
    Class A             -5.35%     8.76%
    Class B             -6.06      8.92
    Class C             -3.05      9.39
    Class Z             -0.11     10.85

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
2 Inception date: Class A, B, C, and Z, 7/1/98.

3 Lipper average returns are unmanaged, and based on the average return for all funds in each share class for the six-month, one-year, and since inception periods in the Lipper Multi-Cap Core Fund category and the Lipper Large-Cap Core Fund category. Funds in the Lipper Multi-Cap Core Fund Average invest in a variety of capitalization ranges, generally having between 25%-75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median of the S&P MidCap 400 Index, have a wide latitude in the companies in which they invest, and have average price-to-earnings ratio, price-to-book ratio, and three-year earning growth figure. Funds in the Lipper Large-
Cap Core Fund Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median of the S&P MidCap 400 Index, have wide latitude in the companies in which they invest, and have average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure.

The Prudential 20/20 Focus Fund was repositioned in 2001 from a multi-cap core style to a large-cap core style. The current Lipper classification is the Lipper Multi-Cap Core Fund category, but our expectation is for the Fund to be reclassified by Lipper to the Lipper Large-Cap Core Fund category in the near future.
                                                        1

(LOGO)                                    September 18, 2001

DEAR SHAREHOLDER,
The horrific events that took place on September 11, 2001, will remain forever ingrained in our nation's consciousness. In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue efforts.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so. We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies. It is also important for individuals to avoid making investment decisions based on emotional reactions. While no one can predict the future, history has shown that after an event of this magnitude, the major markets post initial sharp declines from which they eventually recover. Should history repeat itself, individuals who leave the market now may be unable to fully participate in a market rebound. Above all, investors should continue to seek guidance from their financial professionals.

It is a testament to the resiliency of our country that as we mourn, we also carry on. Please let us know how we can help you as we move forward together in the weeks and months ahead.
Sincerely,



David R. Odenath, Jr., President
Prudential 20/20 Focus Fund

Prudential 20/20 Focus Fund
      Semiannual Report    July 31, 2001

INVESTMENT ADVISER'S REPORT

PERFORMANCE
In the six months that made up the current semiannual reporting period of the Prudential 20/20 Focus Fund, the S&P 500 Index dropped 10.78%. It was the largest half-year decline in more than a decade. The Prudential 20/20 Focus Fund's Class A shares declined by only 5.42% (-10.15% to those paying the maximum one-time Class A share sales charge). Although any loss hurts, this represented a very large outperformance of the Fund's benchmark Index.

Both the value and growth portfolios of the Fund outperformed their respective benchmarks--the S&P/Barra Value and Growth Indexes--by substantial amounts, but the value stocks outperformed by a much larger margin. There were simply more success stories to be found among value stocks, particularly among the smaller companies in the Fund's universe.

We continue to believe that the appropriate Lipper peer group for the Fund is the Large-Cap Core Fund group. However, the Fund is currently classified with Multi-Cap Core funds, and we will report both averages until Lipper reclassifies it. Over this reporting period, the difference was moot, since both the Lipper Multi-Cap Core Fund Average and the Lipper Large-Cap Core Fund Average fell in line with the S&P 500 Index, and the Fund outperformed both by more than five percentage points before the deduction of the front-end Class A sales charge.

Prudential 20/20 Focus Fund
     Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings--Growth Portfolio  As of 7/31/01

3.0% Household International, Inc./Banks & Financial Services Household International is one of the largest consumer finance companies in the United States. We think it has superb management and accelerating profit growth that may exceed 15% a year. This growth potential is still unrecognized by most investors: Even after Household's gains during this reporting period, its shares were inexpensive.
2.9%    Home Depot, Inc./Retail
        Home Depot is the dominant company in the U.S. building materials industry, and the only one beginning to move internationally. It is a well-managed company that we believe can grow 18%-22% a year for the foreseeable future. Moreover, we have a high opinion of the company's new CEO. Home Depot continues to have high returns on equity and on capital.
2.8%    Viacom, Inc. (Class B)/Media
        We tend to have confidence in firms with strong senior management, and Viacom is among them. CBS is reviving after a long unproductive period, and radio profits look good. Although the economic slowdown has softened the advertising market, Viacom's market share has increased. We expect cash earnings to rise about 15% in 2002 as the U.S. economy recovers.
2.7%    Citigroup, Inc./Banks & Financial Services
        Citigroup has extremely strong management, and is one of only four top players in the global capital markets business--a business with long-range growth potential because of the surge in global restructuring. We expect growth of about 15% a year. Considering this growth potential, its share price is compelling.
2.5%    Microsoft Corp./Computer Software & Services
        Microsoft is the world's dominant software company. It is entering a new product cycle, as Windows 2000 (its new business operating system) gains momentum and it prepares to introduce the new XP generation operating system. We think personal computer sales will reaccelerate after being depressed following the pre-Y2K sales spurt. We expect to see a replacement cycle as the computers bought during the surge of sales in 1998 and 1999 look increasingly dated.

        Holdings are subject to change.

                              www.prudential.com    (800) 225-1852
Semiannual Report    July 31, 2001

Comments on Largest Holdings--Value Portfolio  As of 7/31/01

4.7%    Conoco, Inc. (Class A)/Oil Services
        Conoco, which gained full independence from DuPont in 1999, has become one of the few integrated oil companies with accelerating growth. Moreover, we expect the U.S. refining business to show more stable profit growth over the next few years. Its shares had a double-digit advance during this reporting period, despite the overall market's decline.
4.4%    XL Capital Ltd. (Class A)/Insurance
        We believe that we are in an upswing in property and casualty insurance pricing, and that XL can increase earnings by 10% or more in each of the next three years. It has one of the best product mixes for benefiting from the rising insurance prices.
3.9%    FleetBoston Financial Corp./Banks & Financial Services
        Fleet's string of mergers has consolidated its strength as a superregional bank in the Northeast. We expect sizable cost savings still to come from its recent acquisitions. It has a well-balanced portfolio of assets, yet its shares are still inexpensively priced.
3.6%    Temple-Inland, Inc./Forest & Paper Products
        Temple-Inland is primarily a paper and building products company, but it also has a financial services group that operates banks in Texas and California. We like both businesses individually, as well as the diversification to its revenue stream. We think the value of the parts add up to much more than the stock's current price. One of the company's principal products is container board, which we believe has one of the most favorable supply/demand balances in the paper group.
3.1%    Boise Cascade Corp./Forest & Paper Products
        Boise is a profitable paper company with increasing sales. It has a strong office products division, and is well-placed to benefit from an improving economy. Its principal focus is uncoated free sheet, which is also an attractive segment of the paper market.

Holdings are subject to change.
                                                                5

Prudential 20/20 Focus Fund
        Semiannual Report    July 31, 2001

THE INVESTMENT ENVIRONMENT
During February and March 2001, the first two months of the Prudential 20/20 Focus Fund's semiannual reporting period, share prices continued a very rapid decline. As has often been the case historically, value stocks held up much better than growth stocks in the falling market because their prices already reflected low expectations. In April, however, both trends reversed: stocks bounced, and growth stocks recovered faster than value stocks. The bounce did not quite make up the ground lost in February and March, and the rally was short-lived: with many companies and research analysts announcing sharply lower profit expectations, stocks fell slowly from May to the July 31 end of the Fund's reporting period. Although the S&P/Barra Growth Index outperformed the S&P/Barra Value Index from April through July, it finished the entire period down 14% compared with the Value Index's 8% decline.

The technology sector--where profit expectations were hit hardest--had by far the worst performance, with the share prices of communications equipment companies devastated. The S&P Communications Equipment Group fell 60% in the six-month period covered by this report. The only sectors with positive returns were basic materials and consumer cyclicals. Paradoxically, both sectors usually are sensitive to economic growth. This time, however, consumer spending was the only strong component of the U.S. economy, while basic materials stocks were recovering from what had still been very inexpensive levels when the stock market peaked in March 2000.

VALUE STOCKS
The Prudential 20/20 Focus Fund's value holdings were heavily focused in basic materials stocks--more than 20% of the value holdings, on average. These had a substantial positive return.
Temple Inland and Boise Cascade (see Comments on Largest
Holdings--Value Portfolio) have been among the Fund's largest positions. There is little new paper production capacity under development--indeed, some capacity is being closed down--and profits should respond well to a recovery of economic growth.
Both of these
                                    www.prudential.com     (800) 225-1852

stocks posted double-digit gains over the reporting period, making them among the largest contributors to the Fund's return. We took some of our profits on both stocks.

We also have taken some profits on Monsanto (agricultural chemicals) and Alcoa (aluminum), which were also among the larger positive contributors during the period. Monsanto had been owned by Pharmacia/Upjohn, which took a portion of the company public--making an initial public offering (IPO) of stock--in October 2000. Its share price has appreciated considerably since then. Alcoa's share price was depressed by the economic slowdown in mid-2000, and we have trimmed our position accordingly. Conoco was among the Fund's largest holdings (see Comments on Largest Holdings--Value Portfolio) and was another large contributor to its return. Investors were looking for companies with consistent earnings prospects, and Conoco--an integrated oil company--fit the bill.

However, not all energy-related stocks performed well.
Drilling and oil service stocks were among the worst performers over this period because the global slowdown in economic growth reduced the demand for new energy supplies. Diamond Offshore Drilling was the largest value stock detractor from the Fund's return. We think the long-term trends of rising demand and tight supply will resume when economic growth recovers. We continue to hold Diamond Offshore as we believe its shares will benefit from the resulting increased drilling activity.

International Rectifier was another large detractor from the Fund's return. Up until the second quarter of 2001, it looked as though it was a rare semiconductor company that would come through the technology downturn with earnings intact. However, it announced a sharp profit decline for the second quarter and we sold it.
                                                           7

Prudential 20/20 Focus Fund
     Semiannual Report    July 31, 2001

Our FleetBoston position (see Comments on Largest Holdings-- Value Portfolio) detracted from the Fund's return because the downturn in the economy hurt its capital markets business (corporate lending and investment banking). We expect this business to rebound over the next 18 months and investors to again recognize Fleet's growth potential.

GROWTH STOCKS
By the beginning of this reporting period, the Fund's growth holdings were considerably diversified. Positive contributions from stocks outside the technology, media, and telecommunications
("TMT") industries partially offset the sharp declines in those groups, but there were few positive developments among growth stocks.

Our investments in companies offering health services and products--including Laboratory Corporation of America Holdings, Johnson & Johnson, and American Home Products--made the largest positive growth-stock contribution, largely because of their "defensive" characteristics. (A stock is "defensive" if it is relatively immune to an economic slowdown.)
The upswing in defensive stocks was a short-term boost, but we think there is also strong long-term growth potential here. Nonetheless, we shall be watching to see how other investors react when the market becomes more confident.

Two financial companies--Household International (see Comments on Largest Holdings--Growth Portfolio) and Hartford Financial Services--also helped the Fund's return, as did the stocks of the leading personal computer software and hardware companies:
Microsoft (see Comments on Largest Holdings--Growth Portfolio) and Dell Computer. We expect that Microsoft's new XP operating system, which is much more stable than previous generations, will trigger replacement purchases for the large number of personal computers bought in 1998 and 1999.

                               www.prudential.com     (800) 225-1852

Despite these bright spots, the overall return of the Fund's growth holdings was dominated by the continuing steep decline of its networking and telecommunications-related investments:
JDS Uniphase, Nokia, Qwest Communications International, Cisco Systems, and Vodafone Group, none of which remained in the portfolio at the end of the reporting period. Although the long-term prospects of these leading companies may still be sound, recovery of these sectors now looks to be slower than we had anticipated.

The Fund's return was also hurt by our media companies:
Viacom, AOL Time Warner, and AT&T Liberty Media. The economic slowdown caused a sharp slowdown in advertising revenues. We expect them to pick up in 2002, along with the pace of economic growth. We still think these are the companies to own in this group.

When oil prices weakened toward the end of the second quarter of 2001, the decline in oil service stocks hurt one of the Fund's growth holdings, BJ Services. The positive outlook we described for Diamond Offshore (see page 7) applies to the growth holdings as well. We think the group has had a short-term setback in a strong long-term earnings growth story.

The department store Kohl's, which made the largest positive growth-stock contribution over the Fund's last fiscal year, gave back some of that gain in the more cautious markets of this reporting period. We think the factors that drove the stock price last year will do so again. Kohl's is probably the most successful new department store open to public investors in more than a decade, and it is still very small in comparison to its potential market.
                                                           9

Prudential 20/20 Focus Fund Management Team

Prudential 20/20 Focus Fund
     Semiannual Report    July 31, 2001

Financial
    Statements

'''''''''''''''''''''''''''''''''''''''''''''''''''''''
'''''''''''''''''''''''''''''''''''''''''''''''''''''''
'''''''''''''''''''''''''''''''''''''''''''''''''''''''
'''''''''''''''''''''''''''''''''''''''''''''''''''''''
'''''''''''''''''''''''''''''''''''''''''''''''''''''''

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of July 31, 2001 (Unaudited)

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.1%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace  5.1%
  366,200    Boeing Co.                                             $   21,433,686
  332,500    Northrop Grumman Corp.                                     26,676,475
                                                                    --------------
                                                                        48,110,161
-------------------------------------------------------------------------------------
Agricultural Products & Services  2.0%
  530,300    Monsanto Co.                                               18,666,560
-------------------------------------------------------------------------------------
Banks & Financial Services  9.6%
  500,166    Citigroup, Inc.                                            25,113,335
  978,600    FleetBoston Financial Corp.                                36,717,072
  429,900    Household International, Inc.                              28,498,071
                                                                    --------------
                                                                        90,328,478
-------------------------------------------------------------------------------------
Computer Hardware  3.3%
  813,600    Dell Computer Corp.(a)                                     21,910,248
  346,600    Hewlett-Packard Co.                                         8,547,156
                                                                    --------------
                                                                        30,457,404
-------------------------------------------------------------------------------------
Computer Software & Services  4.3%
  865,400    BMC Software, Inc.(a)                                      17,308,000
  349,100    Microsoft Corp.(a)                                         23,106,929
                                                                    --------------
                                                                        40,414,929
-------------------------------------------------------------------------------------
Drugs & Healthcare  8.9%
  347,400    American Home Products Corp.                               20,951,694
  359,300    Amgen, Inc.(a)                                             22,531,703
  293,700    Bristol-Myers Squibb Co.                                   17,369,418
  422,200    Johnson & Johnson                                          22,841,020
                                                                    --------------
                                                                        83,693,835
-------------------------------------------------------------------------------------
Electronic Components  2.3%
  620,300    Texas Instruments, Inc.                                    21,400,350

    See Notes to Financial Statements                                     11

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of July 31, 2001 (Unaudited) Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
Forest & Paper Products  6.7%
  802,300    Boise Cascade Corp.                                    $   29,043,260
  551,800    Temple-Inland, Inc.                                        34,239,190
                                                                    --------------
                                                                        63,282,450
-------------------------------------------------------------------------------------
Insurance  8.7%
  550,100    Allstate Corp.                                             19,231,496
  322,100    Hartford Financial Services Group, Inc.                    21,326,241
  534,600    XL Capital Ltd. (Class A)                                  41,030,550
                                                                    --------------
                                                                        81,588,287
-------------------------------------------------------------------------------------
Media  7.3%
  492,200    AOL Time Warner Inc.(a)                                    22,370,490
1,248,900    AT&T Corp. - Liberty Media Corp. (Class A)(a)              19,645,197
  526,800    Viacom, Inc. (Class B)(a)                                  26,234,640
                                                                    --------------
                                                                        68,250,327
-------------------------------------------------------------------------------------
Medical Technology  1.1%
  119,600    Laboratory Corp. of America Holdings(a)                    10,759,216
-------------------------------------------------------------------------------------
Metals  4.7%
  514,000    Alcoa, Inc.                                                20,164,220
  497,600    Nucor Corp.                                                23,830,064
                                                                    --------------
                                                                        43,994,284
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  1.5%
  568,300    Pall Corp.                                                 13,582,370
-------------------------------------------------------------------------------------
Oil Services  10.6%
  667,300    BJ Services Co.(a)                                         16,829,306
1,414,600    Conoco, Inc. (Class A)                                     43,626,264
  818,900    Diamond Offshore Drilling, Inc.                            24,026,526
  271,200    Schlumberger, Ltd.                                         14,577,000
                                                                    --------------
                                                                        99,059,096
-------------------------------------------------------------------------------------
Publishing  3.0%
  454,000    Knight-Ridder, Inc.                                        27,961,860

    12                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of July 31, 2001 (Unaudited) Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
Retail  7.3%
  540,600    Home Depot, Inc.                                       $   27,230,022
  364,300    Kohl's Corp.(a)                                            20,867,104
  572,600    Tiffany & Co.                                              20,212,780
                                                                    --------------
                                                                        68,309,906
-------------------------------------------------------------------------------------
Semiconductor Equipment  1.8%
  331,700    Novellus Systems, Inc.(a)                                  16,906,749
-------------------------------------------------------------------------------------
Telecommunications  5.9%
  870,400    AT&T Wireless Services, Inc.(a)                            16,267,776
  829,900    Sprint Corp. (PCS Group)(a)                                21,511,008
1,274,300    WorldCom, Inc. - WorldCom Group(a)                         17,840,200
                                                                    --------------
                                                                        55,618,984
                                                                    --------------
             Total long-term investments (cost $822,173,134)           882,385,246
                                                                    --------------
SHORT-TERM INVESTMENTS  6.8%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Commercial Paper  2.1%
$  19,707    American Express Credit Corp.,
              3.90%, 8/1/01                                             19,707,000
-------------------------------------------------------------------------------------
Repurchase Agreement  4.7%
   44,635    Joint Repurchase Agreement Account,
              3.87%, 8/1/01 (Note 5)                                    44,635,000
                                                                    --------------
             Total short-term investments (cost $64,342,000)            64,342,000
                                                                    --------------
             Total Investments  100.9%
              (cost $886,515,134; Note 4)                              946,727,246
             Liabilities in excess of other assets  (0.9%)              (8,750,903)
                                                                    --------------
             Net Assets  100%                                       $  937,976,343
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements                                     13

       Prudential 20/20 Focus Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  July 31, 2001
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $886,515,134)                         $  946,727,246
Cash                                                                      29,800
Receivable for investments sold                                       10,471,798
Receivable for Fund shares sold                                        1,155,574
Dividends and interest receivable                                        367,317
                                                                  --------------
      Total assets                                                   958,751,735
                                                                  --------------
LIABILITIES
Payable for investments purchased                                     18,014,618
Payable for Fund shares repurchased                                    1,333,430
Distribution fee payable                                                 609,066
Management fee payable                                                   594,732
Accrued expenses                                                         223,546
                                                                  --------------
      Total liabilities                                               20,775,392
                                                                  --------------
NET ASSETS                                                        $  937,976,343
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
      Shares of beneficial interest, at par                       $       85,749
      Paid-in capital in excess of par                               912,884,681
                                                                  --------------
                                                                     912,970,430
   Net investment loss                                                (2,159,368)
   Accumulated net realized loss on investments                      (33,046,831)
   Net unrealized appreciation on investments                         60,212,112
                                                                  --------------
Net assets, July 31, 2001                                         $  937,976,343
                                                                  --------------
                                                                  --------------

    14                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  July 31, 2001
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($232,754,622 / 20,908,608 shares of beneficial interest
      issued and outstanding)                                             $11.13
   Maximum sales charge (5% of offering price)                               .59
                                                                  --------------
   Maximum offering price to public                                       $11.72
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($553,004,796 / 50,939,308 shares of beneficial
      interest issued and outstanding)                                    $10.86
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($109,112,718 / 10,050,906 shares of beneficial interest
      issued and outstanding)                                             $10.86
   Sales charge (1% of offering price)                                       .11
                                                                  --------------
   Offering price to public                                               $10.97
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($43,104,207 / 3,849,706 shares of beneficial
      interest issued and outstanding)                                    $11.20
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     15

       Prudential 20/20 Focus Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                   July 31, 2001
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $33,109)         $   5,278,273
   Interest                                                            1,165,032
                                                                   -------------
      Total income                                                     6,443,305
                                                                   -------------
Expenses
   Management fee                                                      3,597,614
   Distribution fee--Class A                                             293,125
   Distribution fee--Class B                                           2,844,666
   Distribution fee--Class C                                             557,921
   Transfer agent's fees and expenses                                    681,000
   Reports to shareholders                                               355,000
   Custodian's fees and expenses                                         100,000
   Registration fees                                                     100,000
   Legal fees and expenses                                                25,000
   Audit fee                                                              14,000
   Trustees' fees and expenses                                            11,000
   Miscellaneous                                                          23,347
                                                                   -------------
      Total expenses                                                   8,602,673
                                                                   -------------
Net investment loss                                                   (2,159,368)
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                          (6,002,785)
Net change in unrealized appreciation on investments                 (52,743,113)
                                                                   -------------
Net loss on investments                                              (58,745,898)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (60,905,266)
                                                                   -------------
                                                                   -------------

    16                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Statement of Changes in Net Assets (Unaudited)

                                                   Six Months            Year
                                                     Ended              Ended
                                                 July 31, 2001     January 31, 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                           $   (2,159,368)    $   (7,350,828)
   Net realized gain (loss) on investments           (6,002,785)        69,059,559
   Net change in unrealized appreciation on
      investments                                   (52,743,113)       (43,516,930)
                                                 --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                     (60,905,266)        18,191,801
                                                 --------------    ----------------
Dividends and distributions (Note 1)
   Distributions from net realized gains
      Class A                                        (5,836,400)       (27,734,642)
      Class B                                       (14,554,977)       (72,086,185)
      Class C                                        (2,849,131)       (14,542,277)
      Class Z                                        (1,098,916)        (6,120,447)
                                                 --------------    ----------------
                                                    (24,339,424)      (120,483,551)
                                                 --------------    ----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                     47,172,090        221,981,432
   Net asset value of shares issued in
      reinvestment of distributions                  23,238,383        115,452,770
   Cost of shares reacquired                       (105,395,557)      (390,387,260)
                                                 --------------    ----------------
   Net decrease in net assets from Fund share
      transactions                                  (34,985,084)       (52,953,058)
                                                 --------------    ----------------
Total decrease                                     (120,229,774)      (155,244,808)
NET ASSETS
Beginning of period                               1,058,206,117      1,213,450,925
                                                 --------------    ----------------
End of period                                    $  937,976,343     $1,058,206,117
                                                 --------------    ----------------
                                                 --------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential 20/20 Focus Fund
             Notes to Financial Statements (Unaudited)

      Prudential 20/20 Focus Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in up to 40 equity securities of U.S. companies that are selected by the Fund's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on April 14, 1998 to Prudential Investments Fund Management LLC ('PIFM').

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Investments traded on a national securities
exchange and NASDAQ National Market System securities are valued at the last reported sales price on the primary exchange on which they are traded or, if there was no sale, at the mean between the last bid and asked prices or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the Manager and Subadvisers.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discount on purchases of debt securities as adjustments to interest income. Expenses

       Prudential 20/20 Focus Fund

             Notes to Financial Statements (Unaudited) Cont'd.
are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
      The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. PIFM pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      In accordance to the subadvisory agreement, two Jennison portfolio managers will each manage approximately 50% of the assets of the Fund. In general, in order to maintain the approximately equal division of assets between the two portfolio managers, all daily cash flows (i.e. subscriptions and reinvested distributions) and outflows (i.e. redemptions and expense items) will be divided between the two portfolio managers as PIFM deems appropriate. In addition, there will be periodic rebalancing of the Fund's assets to take into account market fluctuations in order to maintain the approximately equal allocation between the two portfolio managers. As a consequence, the Fund will allocate assets from the better performing of the two portfolio managers to the other.
                                                                          19

       Prudential 20/20 Focus Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets up to and including $1 billion and .70 of 1% of such average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .25 of 1%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the six months ended July 31, 2001.

      PIMS has advised the Fund that it has received approximately $138,300 and $39,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended July 31, 2001. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $761,700 and $21,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the six months ended July 31, 2001.

      PIFM, PIMS and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      On March 7, 2001, the Fund, along with other affiliated registered investment companies (the 'Funds') entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the amended SCA is March 6, 2002. Prior to March 7, 2001, the maximum commitment under the

       Prudential 20/20 Focus Fund
             Notes to Financial Statements (Unaudited) Cont'd.

previous agreement was $1 billion. The Fund did not borrow any amounts pursuant to the amended SCA during the six months ended July 31, 2001.

      Effective September 14, 2001, the commitment under the SCA was increased to $930 million through December 31, 2001. After December 31, 2001, the commitment returns to $500 million. All other terms and conditions are unchanged.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent and during the six months ended July 31, 2001, the Fund incurred fees of approximately $598,200 for the services of PMFS. As of July 31, 2001, approximately $99,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended July 31, 2001 aggregated $596,146,696 and $674,741,767, respectively.

      The federal income tax basis of the Fund's investments at July 31, 2001 was $893,223,763 and, accordingly, net unrealized appreciation for federal income tax purposes was $53,503,483 (gross unrealized appreciation--$85,584,462; gross unrealized depreciation--$32,080,979).

      The Fund has elected to treat net long-term capital losses of approximately $11,299,000 incurred in the three month period ended January 31, 2001 as having occurred in the current fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 2001, the Fund had a 7.8% undivided interest in the joint account. The undivided interest for the Fund represented $44,635,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

      Deutsche Bank Alex. Brown, 3.87%, in the principal amount of $65,821,000, repurchase price $65,828,076, due 8/1/01. The value of the collateral including accrued interest was $67,137,420.

      Greenwich Capital Markets, Inc., 3.87%, in the principal amount of $180,000,000, repurchase price $180,019,350, due 8/1/01. The value of the collateral including accrued interest was $183,603,261.
                                                                          21

       Prudential 20/20 Focus Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Morgan Stanley, 3.87%, in the principal amount of $180,000,000, repurchase price $180,019,350, due 8/1/01. The value of the collateral including accrued interest was $183,603,519.

      State Street Bank & Trust, 3.87%, in the principal amount of $145,661,000, repurchase price $145,676,659, due 8/1/01. The value of the collateral including accrued interest was $148,594,445.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Six months ended July 31, 2001:
Shares sold                                                   1,274,362    $ 14,452,242
Shares issued in reinvestment of distributions                  467,854       5,600,220
Shares reacquired                                            (2,927,384)    (32,967,662)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,185,168)    (12,915,200)
Shares issued upon conversion from Class B                      967,834      11,178,208
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                  (217,334)   $ (1,736,992)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended January 31, 2001:
Shares sold                                                   5,358,283    $ 67,782,149
Shares issued in reinvestment of distributions                2,349,476      26,479,324
Shares reacquired                                            (9,587,591)   (119,141,756)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,879,832)    (24,880,283)
Shares issued upon conversion from Class B                    2,520,022      31,342,031
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                   640,190    $  6,461,748
                                                            -----------    ------------
                                                            -----------    ------------

       Prudential 20/20 Focus Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Six months ended July 31, 2001:
Shares sold                                                   1,751,838    $ 19,396,057
Shares issued in reinvestment of distributions                1,180,985      13,805,714
Shares reacquired                                            (4,447,997)    (48,990,154)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,515,174)    (15,788,383)
Shares reacquired upon conversion into Class A                 (990,407)    (11,178,208)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,505,581)   $(26,966,591)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended January 31, 2001:
Shares sold                                                   7,593,665    $ 96,301,072
Shares issued in reinvestment of distributions                6,206,253      68,817,408
Shares reacquired                                           (13,741,421)   (169,591,500)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     58,497      (4,473,020)
Shares reacquired upon conversion into Class A               (2,559,932)    (31,342,031)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,501,435)   $(35,815,051)
                                                            -----------    ------------
                                                            -----------    ------------
Class C
----------------------------------------------------------
Six months ended July 31, 2001:
Shares sold                                                     491,018    $  5,436,240
Shares issued in reinvestment of distributions                  234,789       2,744,679
Shares reacquired                                            (1,133,709)    (12,546,916)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                  (407,902)   $ (4,365,997)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended January 31, 2001:
Shares sold                                                   1,812,587    $ 22,931,038
Shares issued in reinvestment of distributions                1,268,876      14,078,363
Shares reacquired                                            (3,801,738)    (46,153,078)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                  (720,275)   $ (9,143,677)
                                                            -----------    ------------
                                                            -----------    ------------
Class Z
----------------------------------------------------------
Six months ended July 31, 2001:
Shares sold                                                     696,055    $  7,887,551
Shares issued in reinvestment of distributions                   90,346       1,087,770
Shares reacquired                                              (952,090)    (10,890,825)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                  (165,689)   $ (1,915,504)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended January 31, 2000:
Shares sold                                                   2,717,695    $ 34,967,173
Shares issued in reinvestment of distributions                  535,393       6,077,675
Shares reacquired                                            (4,414,087)    (55,500,926)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,160,999)   $(14,456,078)
                                                            -----------    ------------
                                                            -----------    ------------

                                                                          23

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                 ----------------
                                                                 Six Months Ended
                                                                  July 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  12.06
                                                                 ----------------
Income from investment operations
Net investment income (loss)                                               --(d)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    (.64)
                                                                 ----------------
   Total from investment operations                                      (.64)
                                                                 ----------------
Less distributions:
Distributions from net realized gains                                    (.29)
Tax return of capital distribution                                         --
                                                                 ----------------
   Total distributions                                                   (.29)
                                                                 ----------------
Net asset value, end of period                                       $  11.13
                                                                 ----------------
                                                                 ----------------
TOTAL RETURN(b):                                                        (5.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $232,754
Average net assets (000)                                             $236,444
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees                                                               1.27%(c)
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                               1.02%(c)
   Net investment income (loss)                                           .06%(c)
For Class A, B, C and Z shares:
Portfolio turnover(f)                                                      65%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the period.
(f) Not annualized for periods of less than one full year.

    24                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                            Class A
----------------------------------------------------------------
                                          July 1, 1998(a)
       Year Ended January 31,                 Through
-------------------------------------       January 31,
      2001               2000(e)              1999(e)
----------------------------------------------------------------
    $  13.18             $  11.49             $  10.00
----------------     ----------------     ----------------
        (.02)                (.01)                 .01
         .24                 2.30                 1.51
----------------     ----------------     ----------------
         .22                 2.29                 1.52
----------------     ----------------     ----------------
       (1.34)                (.60)                  --
          --                   --                 (.03)
----------------     ----------------     ----------------
       (1.34)                (.60)                (.03)
----------------     ----------------     ----------------
    $  12.06             $  13.18             $  11.49
----------------     ----------------     ----------------
----------------     ----------------     ----------------
        2.66%               20.07%               15.19%
    $254,767             $270,027             $159,777
    $265,240             $205,515             $131,335
        1.18%                1.20%                1.32%(c)
         .93%                 .95%                1.07%(c)
        (.12)%               (.10)%                .13%(c)
         157%                 105%                  70%

    See Notes to Financial Statements                                     25

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                 ----------------
                                                                 Six Months Ended
                                                                  July 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  11.81
                                                                 ----------------
Income from investment operations
Net investment loss                                                      (.04)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    (.62)
                                                                 ----------------
   Total from investment operations                                      (.66)
                                                                 ----------------
Less distributions:
Distributions from net realized gains                                    (.29)
Tax return of capital distribution                                         --
                                                                 ----------------
   Total distributions                                                   (.29)
                                                                 ----------------
Net asset value, end of period                                       $  10.86
                                                                 ----------------
                                                                 ----------------
TOTAL RETURN(b):                                                        (5.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $553,005
Average net assets (000)                                             $573,648
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees                                                               2.02%(c)
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                               1.02%(c)
   Net investment loss                                                   (.68)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the period.

    26                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                            Class B
----------------------------------------------------------------
                                          July 1, 1998(a)
       Year Ended January 31,                 Through
-------------------------------------       January 31,
      2001               2000(e)              1999(e)
----------------------------------------------------------------
    $  13.04             $  11.46             $  10.00
----------------     ----------------     ----------------
        (.11)                (.10)                (.04)
         .22                 2.28                 1.50
----------------     ----------------     ----------------
         .11                 2.18                 1.46
----------------     ----------------     ----------------
       (1.34)                (.60)                  --
          --                   --                   --(d)
----------------     ----------------     ----------------
       (1.34)                (.60)                  --(d)
----------------     ----------------     ----------------
    $  11.81             $  13.04             $  11.46
----------------     ----------------     ----------------
----------------     ----------------     ----------------
        1.80%               19.16%               14.61%
    $631,268             $729,339             $443,798
    $677,578             $581,150             $334,157
        1.93%                1.95%                2.07%(c)
         .93%                 .95%                1.07%(c)
        (.87)%               (.85)%               (.62)%(c)

    See Notes to Financial Statements                                     27

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                 ----------------
                                                                 Six Months Ended
                                                                  July 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  11.81
                                                                 ----------------
Income from investment operations
Net investment loss                                                      (.04)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    (.62)
                                                                 ----------------
   Total from investment operations                                      (.66)
                                                                 ----------------
Less distributions:
Distributions from net realized gains                                    (.29)
Tax return of capital distribution                                         --
                                                                 ----------------
   Total distributions                                                   (.29)
                                                                 ----------------
Net asset value, end of period                                       $  10.86
                                                                 ----------------
                                                                 ----------------
TOTAL RETURN(b):                                                        (5.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $109,113
Average net assets (000)                                             $112,509
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees                                                               2.02%(c)
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                               1.02%(c)
   Net investment loss                                                   (.68)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are made based on average month-end shares outstanding during the period.

    28                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                            Class C
----------------------------------------------------------------
                                          July 1, 1998(a)
       Year Ended January 31,                 Through
-------------------------------------       January 31,
      2001               2000(e)              1999(e)
----------------------------------------------------------------
    $  13.04             $  11.46             $  10.00
----------------     ----------------         --------
        (.11)                (.10)                (.03)
         .22                 2.28                 1.49
----------------     ----------------         --------
         .11                 2.18                 1.46
----------------     ----------------         --------
       (1.34)                (.60)                  --
          --                   --                   --(d)
----------------     ----------------         --------
       (1.34)                (.60)                  --(d)
----------------     ----------------         --------
    $  11.81             $  13.04             $  11.46
----------------     ----------------         --------
----------------     ----------------         --------
        1.80%               19.16%               14.61%
    $123,533             $145,733             $ 81,100
    $137,168             $111,039             $ 64,848
        1.93%                1.95%                2.07%(c)
         .93%                 .95%                1.07%(c)
        (.87)%               (.84)%               (.62)%(c)

    See Notes to Financial Statements                                     29

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                 ----------------
                                                                 Six Months Ended
                                                                  July 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  12.11
                                                                 ----------------
Income from investment operations
Net investment income                                                     .02
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    (.64)
                                                                 ----------------
   Total from investment operations                                      (.62)
                                                                 ----------------
Less distributions:
Distributions from net realized gains                                    (.29)
Tax return of capital distribution                                         --
                                                                 ----------------
   Total distributions                                                   (.29)
                                                                 ----------------
Net asset value, end of period                                       $  11.20
                                                                 ----------------
                                                                 ----------------
TOTAL RETURN(b):                                                        (5.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 43,104
Average net assets (000)                                             $ 44,713
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees                                                               1.02%(c)
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                               1.02%(c)
   Net investment income                                                  .32%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are made based on average month-end shares outstanding during the period.

    30                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights (Unaudited) Cont'd.

                            Class Z
----------------------------------------------------------------
                                          July 1, 1998(a)
       Year Ended January 31,                 Through
-------------------------------------       January 31,
      2001               2000(d)              1999(d)
----------------------------------------------------------------
    $  13.20             $  11.49             $  10.00
----------------         --------             --------
         .02                  .02                  .02
         .23                 2.29                 1.51
----------------         --------             --------
         .25                 2.31                 1.53
----------------         --------             --------
       (1.34)                (.60)                  --
          --                   --                 (.04)
----------------         --------             --------
       (1.34)                (.60)                (.04)
----------------         --------             --------
    $  12.11             $  13.20             $  11.49
----------------         --------             --------
----------------         --------             --------
        2.98%               20.25%               15.32%
    $ 48,638             $ 68,352             $ 22,882
    $ 61,451             $ 45,183             $ 12,905
         .93%                 .95%                1.07%(c)
         .93%                 .95%                1.07%(c)
         .13%                 .16%                 .38%(c)

    See Notes to Financial Statements                                     31

       Prudential 20/20 Focus Fund
             Supplemental Proxy Information (Unaudited)

Meetings of the Fund's shareholders were held on January 17, 2001, and February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Trustees to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.
   - Saul K. Fenster
   - Delayne Dedrick Gold
   - Robert F. Gunia
   - Douglas H. McCorkindale
   - W. Scott McDonald, Jr.
   - Thomas T. Mooney
   - Stephen P. Munn
   - David R. Odenath, Jr.
   - Richard A. Redeker
   - Judy A. Rice
   - Robin B. Smith
   - Louis A. Weil, III
   - Clay T. Whitehead

(2) To approve the adoption of a new subadvisory agreement between PIFM and Jennison.

(3) To permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material changes to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. This is called 'Manager-of Managers' structure and would not change the rate of advisory fees charged to a Fund.

(4) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers. The rate of advisory fees payable by each Fund would not change.

(5) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.

       Prudential 20/20 Focus Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

The results of the proxy solicitation on the preceding matters were:

                                          Votes          Votes         Votes
                  Matter                   For          Against       Withheld     Abstentions
         -------------------------    -------------    ----------    ----------    -----------
(1)D     Saul K. Fenster                43,993,319             --     1,239,185             --
         Delayne Dedrick Gold           44,000,753             --     1,231,751             --
         Robert F. Gunia                44,021,407             --     1,211,097             --
         Douglas H. McCorkindale        44,023,501             --     1,209,003             --
         W. Scott McDonald, Jr.         44,021,072             --     1,211,432             --
         Thomas T. Mooney               44,023,506             --     1,208,998             --
         Stephen P. Munn                44,032,315             --     1,200,189             --
         David R. Odenath, Jr.          44,031,956             --     1,200,548             --
         Richard A. Redeker             44,023,898             --     1,208,606             --
         Judy A. Rice                   44,021,272             --     1,211,232             --
         Robin B. Smith                 44,000,059             --     1,232,445             --
         Louis A. Weil, III             44,017,261             --     1,215,243             --
         Clay T. Whitehead              44,016,786             --     1,215,718             --
(2)*     PIFM & Jennison                51,097,071        887,725            --        940,450
(3)D     PIFM                           30,665,132      2,751,209            --      1,492,436
(4)D     PIFM                           31,255,871      2,126,658            --      1,526,248
(5b)D    Issuing Senior
         Securities, Borrowing
         Money and Pledging Assets      31,312,114      2,096,593            --      1,500,070
(5c)D    Buying and Selling Real
         Estate                         31,441,749      1,978,585            --      1,488,443
(5d)D    Buying and Selling
         Commodities and Commodity
         Contracts                      31,269,711      2,157,319            --      1,481,747
(5e)D    Fund Concentration             31,736,323      1,648,066            --      1,524,388
(5g)D    Making Loans                   31,210,858      2,152,333            --      1,545,586
(5h)D    Other Investment
         Restrictions                   31,411,697      1,861,127            --      1,635,953
(6)D     PricewaterhouseCoopers
         LLP                            43,310,782        660,807            --      1,260,915

*Approved at the January 17, 2001 meeting.
DApproved at the February 22, 2001 meeting.

We are reissuing our disclosure of the proxy results from the Annual Report for the year ended January 31, 2001, in order to bring to your attention subsequent information. We have provided updated information regarding the final results of the proxy solicitation for Matters (2) through (5). These changes do not affect the outcome of the initial proxy results.
                                                                          33

Prudential 20/20 Focus Fund

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Funds
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                           www.prudential.com      (800) 225-1852


Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund
Special Money Market Fund, Inc.*

STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
Strategic Partners Moderate Growth Fund
Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
Strategic Partners
   Large Capitalization Growth Fund
Strategic Partners
   Large Capitalization Value Fund
Strategic Partners
   Small Capitalization Growth Fund
Strategic Partners
   Small Capitalization Value Fund
Strategic Partners
   International Equity Fund
Strategic Partners
   Total Return Bond Fund

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund
Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*


* This fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with the Prudential mutual funds.

Prudential 20/20 Focus Fund
      Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                               www.prudential.com     (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols
                NASDAQ     CUSIP
     Class A    PTWAX    743979106
     Class B    PTWBX    743979205
     Class C    PTWCX    743979304
     Class Z    PTWZX    743979403

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of July 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

MF183E2    743979106    743979205    743979304    743979403

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